SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Under Section 240.14a-12


                               FREEDOM SURF, INC.
                (Name of Registrant as Specified in Its Charter)
                ------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

    Lucinda Nilsen
    Chairman, Committee for Corporate Governance
    30872 S. Coast Highway, Suite 189
    Laguna Beach, CA 92651

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

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                               FREEDOM SURF, INC.
                          17011 Beach Blvd., Suite 710
                           Huntington Beach, CA 92648

                                 PROXY STATEMENT
                                  Relating to a
                         SPECIAL MEETING OF SHAREHOLDERS
                   To be held at the Laguna Cliffs Marriott Resort
                               25135 Park Lantern
                            Dana Point, California on
            February 26, 2000 at the hour of 11:00 a.m. (California Time)

                                  INTRODUCTION

This Proxy Statement is being furnished by the Committee for Corporate Governance, Lucinda Nilsen, Chairman (the "Committee"), to the shareholders of common stock of FREEDOM SURF, INC., a Nevada Corporation (the "Company"), in connection with the solicitation by the Committee of proxies to be voted at a Special Meeting of Shareholders of the Corporation at Laguna Cliffs Marriott Resort, 25135 Park Lantern, Dana Point, California on February 26, 2000 at the hour of 11:00 a.m. (California Time) and any adjournment or adjournments thereof (the "Special Meeting"), for the purpose of replacing the Board of Directors with a new Board of Directors. This Proxy Statement is first being mailed to shareholders on January 31, 2001.


                           PURPOSE OF SPECIAL MEETING

Why a Special Meeting is Being Called
-------------------------------------

This Special Meeting has been called pursuant to Article I, Section 2 of the By-Laws of Freedom Surf, Inc. by the Committee for Corporate Governance, Lucinda Nilsen, Chairman, pursuant to a letter sent to the Committee signed individual shareholders representing a majority of the shareholders of the Common Shares of the Company. This request for a meeting was brought about by information which the shareholders had received that the business of the Company had been abandoned by the present Board of Directors, that the shareholders were unable to communicate with the Board or any of the officers of the corporation, that the shareholders believed that as a result, it appeared that the Company was without executive leadership and without any effective Board of Directors. As a result, the individual shareholders formed the Committee for Corporate Governance, selected Lucinda Nilsen as Chairman and directed the Committee to call a Special Meeting of the shareholders of the Company to elect new Directors until the next annual meeting of shareholders.

Also, in October, 2000, the present Board of Directors authorized a 4 for 1 stock split which in the opinion of the Committee unduly diluted the number of outstanding shares in the Company. The Committee believes that this stock split should be reversed.

Purpose of the Special Meeting
------------------------------

At the Special Meeting, shareholders entitled to vote (see "Voting at Special Meeting") will be asked to consider the removal of the present Board of Directors of the Company and replacing them with a new Board of Directors from a slate of Directors suggested by the Committee. Shareholders will also be asked to consider a reverse split of shares whereby shareholders would receive 1 share for every 4 shares owned.


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

                            VOTING AT SPECIAL MEETING

General
-------

The close of business on December 31, 2000, is the record date for determination of the shareholders entitled to notice of, and to vote at, this Special Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 40,636,000 shares of Common Stock entitled to vote. A majority of the outstanding shares of the corporation entitled to vote represented in person or by proxy is necessary to constitute a quorum for the transactions of business at the Special Meeting. The holders of record on the Record Date of the Shares entitled to be voted at the Special Meeting are entitled to cast one vote per share on each matter submitted to vote at the Special Meeting.

A shareholder may vote in person or by proxy executed in writing by the shareholder or his/her duly authorized attorney-in-fact. Such proxy shall be filed with the Lucinda Nilsen, Chairman of the Committee before the time of the meeting instructing her to vote in the manner stated on the proxy card. Shares standing in the name of another corporation may be voted by such officer's agent or proxy as the Bylaws of such corporation may prescribe or, in the absence of such provision, as the Board of Directors of such corporation may determine.

Shares held by an administrator, executor, guardian or conservator may be voted by him/her, either in person or by proxy, without the transfer of such shares into his/her name. Shares standing in the name of a trustee may be voted by him/her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him/her without transfer of such shares into his/her name. Shares standing in the name of a receiver may be voted by such receiver and the shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof to his/her name, if authority to do so be contained in appropriate order of the court by which such receiver was appointed. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee and thereafter the pledgee shall be entitled to vote those shares thus transferred. Shares held by brokers or nominees for the accounts of others may be voted by the brokers and/or nominees, under applicable law, and the brokers and/or nominees may vote shares for which no instructions have been given in their discretion. Shares of its own stock belonging to the corporation shall not be voted, directly or indirectly and have not been counted in determining the total number of outstanding shares.

Accordingly, the indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote "for" nor "against" any issue raised at the meeting. Abstention from voting will have the practical effect of voting against these matters since it is one less vote for approval.

A proxy is not revoked by the death or incompetency of the maker unless, before the authority granted thereunder is exercised, written notice of such death or incompetency is received by the Company from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy. The giving of a proxy does not preclude the right to vote in person, should the person giving the proxy so desire; and the person giving the proxy has the power to revoke the same at any time before it has been exercised. Shareholders may revoke a proxy by written notice to the Secretary of the Company or by giving notice of revocation at the Special Meeting of Shareholders.

Shares represented by a properly executed proxy in the accompanying form will be voted at the meeting and, where instructions have been given by the stockholder's shares will be voted in accordance with such instructions. As in the Proxy, if no instructions are given, the stockholder's shares will be voted according to the recommendations of the Committee. The Proxy may be revoked at any time before its exercise by sending written notice of revocation to the Committee at the address set forth on the Proxy Card, or by signing and delivering a proxy which is dated later, or, if the stockholder attends the meeting in person, by giving notice of revocation to the meeting judge.

The Committee will attempt to obtain reimbursement of the cost of preparing, assembling and mailing this Proxy Statement. The Committee will, upon request, reimburse the transfer agent, brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. If it becomes necessary to make a second distribution of proxy cards and reminder notices to brokers and nominees of shareholders and/or to shareholders, there would be additional charges.

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

The proposals discussed below other than the election of directors must be passed by a majority vote of the number of shares entitled to vote as represented by the shareholders present at the meeting including those appearing by proxy. A majority means one vote more than 50% of the number of shares voting. Directors shall be elected by a plurality vote. A plurality vote means that there are more votes for one candidate than there are for an opposing candidate or candidates where there are more than two candidates for one director=s position on the Board of Directors. If, for example, there were three candidates for one position, the person obtaining the most votes would win regardless of whether that person received a majority of the votes being cast.


The Special Meeting
-------------------

Removal of the Board and Election of a New Board
------------------------------------------------

The Committee desires to remove the following named persons from the Board of Directors of the Company:

David McKenzie
Holly Richardson
Rick Songer

Article II, Section 1 of the By-laws of the Company provide that there shall be at least 1 but no more than 5 directors. Historically, there have been four directors. There are presently 3 directors with 1 vacancy on the Board due to the resignation of John Cruickshank from the Board effective December 1, 2000. That vacancy was never replaced.

The Committee desires that the shareholders consider replacing the Board of Directors with the following slate of directors until the next annual meeting of the shareholders:

Charles Cortland Hooper
Arthur F. Wigand
James L. Flippen
Lawrence R. Young

Biographies of Replacement Directors
------------------------------------

What follows is a biography of the persons whose names appear on the slate of suggested by the Committee:

Charles Cortland Hooper, Age 52

Mr. Hooper is presently President of Rent USA, Inc., a public company, and is also a member of the Board of Directors of that company since August of 2000. From 1986 until August of 2000, he was the Chief Executive Officer of Mojave Natural Resources in Temecula, California, a company which produces decorative rock and construction aggregate and industrial minerals. From 1978 until 1990, he was also the owner of Old Town Financial in La Jolla, California that developed of shopping centers, office buildings, condominiums, apartments, health clubs, single family homes and ranch estates. He began his career in 1968 with Litton Industries. He was an officer in the U.S. Navy during the Viet Nam war. Mr. Hooper is a graduate of the University of California at Los Angeles with High Honors, has a Master of Science Degree from the U.S. Naval Post Graduate School and has done doctorate work in finance and human behavior. He has also taken a number of continuing education courses in finance, real estate and insurance.

Arthur F. Wigand, Age 57

Mr. Wigand is presently Vice President of Rent USA, Inc., a position which he has held since August, 2000. Prior to coming with Rent USA, Mr. Wigand had been retired since 1998. From 1996 through 1998, he became President of Cubic Communications, a company that had had as its sole customer the United States government. Mr. Wigand assisted the transition from government as the sole customer to commercial applications for the company's products From 1986 to 1989, Mr. Wigand was Vice President of Operations at Compudyne Air Traffic Control in San Diego, California. In 1995, Mr. Wigand became Vice President of Direction Finder Products for product development, customer service, scheduling and profit and loss for the product group establishing a joint venture with Hughes STX to develop and manufacture search and rescue direction finding equipment.

James L. Flippen, Age 54

Mr. Flippen is Chief Financial Officer of Rent USA since August, 2000. Prior to coming with Rent USA and since 1997, Mr. Flippen, acted as a consultant specializing in new business development, feasibility studies of acquisitions for quarry development, asphalt plants and batch plants, working on such specific developmental projects as the new San Francisco ball park, the San Francisco BART Airport extension and U.S. Steel hazardous waste clean up. Prior to 1997 and going back for the last several years to 1986, he operated Flippen Engineering, Inc. specializing in sand and gravel mining and recovery and handling the engineering aspects of a number of large development projects including high end residential, commercial and a Robert Trent Jones golf course.

Lawrence R. Young, Age 61

Mr. Young is an attorney at law who graduated from the University of Southern California and the University of Southern California Law School, receiving his law degree in 1965. He was admitted to the practice of law in the State of California in the same year. He has maintained his law office in Downey, California where he has been in private practice for the last 10 years.

Whether the Replacement Directors Own any Stock in the Company
--------------------------------------------------------------

Other than Lawrence R. Young, none of the replacement directors have any stock in the corporation. Lawrence R. Young has direct control over Defined Holding Corporation, a California corporation, which owns a total of 400,000 shares of Common Stock in the Company and is a member of the Committee for Corporate Governance and signed the letter along with a majority of the shareholders of the Company to request this Special Meeting.

Proposal to Authorize Reverse Split of Common Stock, If Necessary
-----------------------------------------------------------------

The Committee believes that as a result of present market conditions and the recent price of Freedom Surf stock in the present market, it may become necessary to make a reverse split of outstanding common shares of the Company in order to increase the stock price and make the Company more competitive and its stock price more properly reflective of the Company's market strength. The Committee does not believe that a reverse split is necessarily required at the present time but believes that the new Board of Directors should have the authorization from the shareholders to make a reverse split if it should become required in order to benefit the Company. For that reason, the Committee wishes to obtain authorization to make a reverse split of outstanding common shares from a maximum of 1 share for each 4 shares presently issued and outstanding. If the shareholders authorize this reverse split, then the new Board of Directors could facilitate the reverse split of any number from 2 to 4 for every share presently outstanding. The determination would be left to the discretion of the new Board of Directors and would be made based upon their best judgment at the time and upon present market conditions taking into consideration the Company's future needs and requirements.

As you are no doubt aware, our common stock is traded over-the-counter under the symbol FRSH. The following table sets forth, for the periods indicated, the high and low bid prices for the common stock, as reported by the OTC Bulletin Board during 2000. Common stock prices have been adjusted to reflect the 4 for 1 split effective October 17, 2000.
                                               Bid Price
                                         High              Low
                                        -----------------------
2000
----

                August                   $ 6.25            $3.00
                September                $ 9.00            $6.25
                October                  $13.25            $9.00
                November                 $12.50            $5.00
                December                 $ 5.00            $ .30
2001
----
                January                  $ .96             $ .40

The original 4 for 1 stock split was made in October, 2000 and thereafter, the Company failed to file timely reports with the Securities & Exchange Commission. The Committee believes that the failure to make timely filings caused the stock to plummet when the quarterly report was not timely filed on November 14, 2000. The stock price has not returned since that time and it now appears that the stock split was premature and should be reversed.

The extent of the reverse split would be based upon the circumstances at the time of consideration. For this reason, the Committee believes that the shareholders should authorize a reverse split and allow the new Board of Directors to implement it in their sound discretion. The maximum reverse split which would be authorized would be a 1 for 4 reverse split bringing the stock back to the original share numbers prior to the October split.

Proxies
-------

Shares of Common Stock which are entitled to be voted at the Special Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares will be voted: (a) FOR the removal of the present directors, David McKenzie, Holly Richardson and Rick Songer and the election of the following slate of directors:

Charles Cortland Hooper
Arthur F. Wigand
James L. Flippen
Lawrence R. Young

         THE COMMITTEE RECOMMENDS THAT THE STOCKHOLDERS VOTE TO REMOVE DAVID
         MC KENZIE, HOLLY RICHARDSON AND RICK SONGER AND REPLACE THOSE DIRECTORS WITH CHARLES CORTLAND HOOPER, ARTHUR F. WIGAND, JAMES L. FLIPPEN & LAWRENCE R. YOUNG UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS.

and (b) FOR an authorization to the new Board of Directors to make a one time reverse stock split of a maximum of 1 share for each 4 shares held, the reverse split to be made at the sound discretion of the new Board.

         THE COMMITTEE RECOMMENDS THAT THE STOCKHOLDERS VOTE TO AUTHORIZE THE NEW BOARD OF DIRECTORS TO MAKE A ONE TIME REVERSE SPLIT OF A MAXIMUM OF ONE SHARE FOR EACH FOUR SHARES OWNED.

COMMITTEE FOR CORPORATE GOVERNANCE



By: /s/ Laurinda Nilsen
    ----------------------------
Chairman

FREEDOM SURF, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                                    Laguna Beach, California
                                                    JANUARY 21, 2001

TO THE STOCKHOLDERS OF FREEDOM SURF, INC.:

         NOTICE IS HEREBY GIVEN by the Committee for Corporate Governance, Lucinda Nilsen, Chairman, pursuant to Article I, Section 2 of the By-Laws of Freedom Surf, Inc. and pursuant to a letter dated January 19, 2001 signed by individual shareholders of the Common Stock of Freedom Surf, Inc. (the "Company") representing at least 51% of the Common Shares outstanding in the Company that a Special Meeting of the stockholders of FREEDOM SURF, INC. will be held at the Laguna Cliffs Marriott Resort, 25135 Park Lantern, Dana Point, California on February 26, 2000 at the hour of 11:00 a.m. (California Time) for the following purpose:

         (1) TO REMOVE FROM THE PRESENT BOARD OF DIRECTORS THE FOLLOWING NAMED PERSONS:

                  DAVID McKENZIE
                  HOLLY RICHARDSON
                  RICK SONGER

         (2) TO REPLACE THE BOARD OF DIRECTORS WITH THE FOLLOWING NAMED PERSONS UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS:

                  CHARLES CORTLAND HOOPER
                  ARTHUR F. WIGAND
                  JAMES L. FLIPPEN
                  LAWRENCE R. YOUNG, ESQ.

         (3) TO AUTHORIZED THE NEW BOARD OF DIRECTORS TO MAKE A ONE TIME REVERSE SPLIT OF A MAXIMUM OF ONE SHARE FOR EACH FOUR SHARES OWNED.


         This Notice is being sent without the agreement and without the cooperation of the present Board of Directors or Company Management. The Meeting is being called and is the sole responsibility of the Committee for Corporate Governance, Lucinda Nilsen, Chairman.

         Stockholders of record at the close of business on December 31, 2000, will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof. The list of the Company's Shareholders entitled to notice of and to vote at this Special Meeting will be made available from 9:30 a.m. to 11:30 a.m. weekdays at the office of the corporate stock transfer agent, First American Stock Transfer, Inc., 1717 E. Bell Road, Suite 2, Pheonix, AZ 85022-6200, from the date of this notice for inspection by any Shareholder for any purpose germane to this Special Meeting.

         Stockholders are cordially invited to attend the meeting in person. Those who will not attend and who wish their stock voted are requested to sign, date, and mail promptly the enclosed proxy for which a stamped return envelope is provided.

         It being the belief of the Committee that the present Board of Directors having abandoned the Company and having refused to call this Special Meeting, this meeting is called pursuant to a letter dated January 19, 2001 signed by individual shareholders of the Common Stock of the Company representing at least 51% of the Common Shares outstanding in the Company which was sent to the Committee for Corporate Governance which was formed for this purpose until a new Board of Directors has been elected and can take the reigns of power.


By: /s/ Laurinda Nilsen
----------------------------
Chairman
Committee for Corporate Governance

January 31, 2001/Date of mailing to stockholders

         IMPORTANT:

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THIS SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO DATE AND SIGN THE PROXY ENCLOSED AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ASSURE YOUR REPRESENTATION IN THE QUORUM FOR THE TRANSACTION OF BUSINESS AT THIS SPECIAL MEETING. YOUR PROXY WILL BE REVOCABLE, EITHER IN WRITING OR BY VOTING IN PERSON AT THE SPECIAL MEETING, AT ANY TIME PRIOR TO ITS EXERCISE.

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

                                      PROXY

FREEDOM SURF, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMMITTEE FOR CORPORATE GOVERNANCE

The undersigned common shareholder of Freedom Surf, Inc. acknowledges receipt of the Notice of Special Meeting of the Company to be held at the Laguna Cliffs Marriott Resort, 25135 Park Lantern, Dana Point, California on February 26, 2000 at the hour of 11:00 a.m. (California Time) and any adjournment or adjournments thereof (the "Special Meeting"), for the purpose of replacing the Board of Directors with a new Board of Directors December 29, 2000 and appoints Lucinda Nilsen, with power of substitution, for and in the name of the undersigned, to vote as proxies for the undersigned according to the number of common shares the undersigned would be entitled to vote if they were personally present at the Special Meeting of shareholders of the Company, and to vote all common shares of the Company held by the undersigned and entitled to be voted upon the following matters:

         (1)      TO REMOVE THE FOLLOWING NAMED PERSONS FROM THE
                  PRESENT BOARD OF DIRECTORS:

                  DAVID McKENZIE

                  TO REMOVE [ ]     NOT TO REMOVE [ ]   ABSTAIN [ ]

                  HOLLY RICHARDSON

                  TO REMOVE [ ]     NOT TO REMOVE [ ]   ABSTAIN [ ]

                  RICK SONGER

                  TO REMOVE [ ]     NOT TO REMOVE [ ]   ABSTAIN [ ]


         (2) TO ELECT THE FOLLOWING PERSONS TO THE BOARD OF DIRECTORS UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS:

                  CHARLES CORTLAND HOOPER

                  FOR [ ]       AGAINST [ ]     ABSTAIN [ ]

                  ARTHUR F. WIGAND

                  FOR [ ]       AGAINST [ ]     ABSTAIN [ ]

                  JAMES L. FLIPPEN

                  FOR [ ]       AGAINST [ ]     ABSTAIN [ ]

                  LAWRENCE R. YOUNG

                  FOR [ ]       AGAINST [ ]     ABSTAIN [ ]


         (3) TO AUTHORIZED THE NEW BOARD OF DIRECTORS TO MAKE A ONE TIME REVERSE SPLIT OF A MAXIMUM OF ONE SHARE FOR EACH FOUR SHARES OWNED.

                  FOR [ ]       AGAINST [ ]     ABSTAIN [ ]



THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION MADE. IF NO SPECIFICATION IS MADE THEY WILL BE VOTED IN FAVOR OF THE ABOVE ITEMS.

Signed:__________________________________             Dated:________________


Print Name:______________________________


Please sign proxy exactly as your name appears on the share certificate. When signing as attorney, executor, administrator, trustee, or guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer. If shares are held in the name of two or more persons, all should sign.


Number of Shares Owned as of December 31, 2000:_________________________

This proxy should be mailed so that it will be received no later than the close of business on February 25, 2001. It should be mailed as follows:

         Laurinda Nilsen
         Chairman, Committee for Corporate Governance
         30872 S. Coast Highway, Suite 189
         Laguna Beach, CA 92651

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